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                                                                    EXHIBIT 10.6

                           INTERCOAST ENERGY COMPANY
                  NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN


     1.   PURPOSE.  The purpose of the InterCoast Energy Company Non-Employee
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Director Restricted Stock Plan (the "Plan") is to attract and retain outstanding individuals to serve as members of the Board of Directors of InterCoast Energy Company (the "Company") and to furnish incentives to such persons by providing such persons opportunities to acquire shares of common stock of the Company ("Common Stock") on terms as herein provided.


     2.   SHARES RESERVED UNDER THIS PLAN.  There is hereby reserved for
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issuance under this Plan an aggregate of Fifty Thousand (50,000) shares of
Common Stock, which may be newly-issued or treasury shares. If there is a forfeiture or cancellation of any shares of Common Stock awarded under this Plan, all of such forfeited or canceled shares may again be used for new awards of Common Stock under this Plan; provided, however, that in no event may the number of shares of Common Stock issued under this Plan exceed the total number of shares reserved for issuance hereunder.


     3.   ELIGIBILITY.  Each member of the Board of Directors of the Company
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(the "Board") who is not an employee of the Company or of an Affiliate (an
"Eligible Director" or "Participant") shall be eligible to participate under this Plan; provided, however, any Eligible Director may decline any award of Common Stock which would otherwise be granted hereunder. An "Affiliate" of any Person shall mean any other Person: (a) which directly or indirectly controls, or is controlled by, or is under common control with, such Person; (b) which directly or indirectly beneficially owns or holds 10% or more of the Voting Stock of such Person; or (c) 10% or more of the Voting Stock of which is directly or indirectly beneficially owned or held by such Person. The term "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; the term "Person" shall mean any natural person, corporation, firm, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof; and the term "Voting Stock" of any Person shall mean shares (however designated) of such Person having ordinary voting power for the election of a majority of the directors (or other governing body) of such Person, other than shares having such power only by reason of the happening of a contingency.



     4.   COMMON STOCK AWARDS.   Participants under this Plan shall be awarded
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shares of Common Stock as follows:

          (a) "Restricted Stock" shall mean shares of Common Stock which are
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     subject to a "Restriction Period" as such term is defined at Section 9, during which such Stock is subject to a restriction of some kind including one that creates a substantial risk of forfeiture.

          (b) "Restricted Stock Award" shall mean an award of Restricted Stock
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     under this Plan.

          (c) Initial Awards.  On the date each Eligible Director is first
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     elected or appointed to the Board, each such Eligible Director shall receive a Restricted Stock Award (an "Initial Award") of 1,000 shares of Common Stock.


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          (d) Annual Awards.  On the day of each annual stockholders' meeting of
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     the Company, each Eligible Director who will continue to serve as a director of the Company after such meeting shall receive a Restricted Stock Award (an "Annual Award") consisting of 800 shares of Common Stock.


     5.   DELIVERY OF CERTIFICATES.  During the Restriction Period, a
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certificate or certificates representing a Restricted Stock Award may be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. All forfeited shares of Common Stock shall become authorized but unissued shares. Upon termination of any applicable Restriction Period and subject to the Company's right to require payment of any taxes in accordance with Section 13(b), a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.


     6.   OTHER PROVISIONS; SECURITIES REGISTRATION.  An award of shares of
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Common Stock under this Plan may be subject to such other provisions as counsel to the Company deems appropriate, including, without limitation, provisions imposing restrictions on resale or other disposition of such shares and such provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements. The Company shall not be required to issue or deliver any certificate for Common Stock awarded under this Plan prior to the admission of such shares to listing on any stock exchange on which Common Stock at that time may be listed. If, at any time during the period after an award of shares under this Plan and the issuance of the certificate(s) for such shares, the Company shall be advised by its counsel that the shares deliverable upon vesting are required to be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law, or that delivery of such shares must be accompanied or preceded by a prospectus meeting the requirements of the Securities Act, the Company will use its best efforts to effect such registration or provide such prospectus not later than a reasonable time following an award of shares under this Plan, but delivery of a certificate for such shares by the Company may be deferred until such registration is effected or such prospectus is available.

     All certificates for Common Stock delivered under the terms of this Plan shall be subject to such stop-transfer orders and other restrictions as counsel to the Company may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any stock

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exchange on which Common Stock may be listed.  The Company may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to such shares.


     7.   EFFECTIVE DATE AND TERM OF PLAN.  This Plan shall become effective
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upon, and only in the event of, consummation of the "Initial Public Offering."
For purposes of this Plan, the term "Initial Public Offering" shall mean that offering and sale of shares of Common Stock to the public pursuant to a registration statement to be filed with the SEC in accordance with the Securities Act expected to be consummated on or before September 1, 1996 and after which such shares are registered under Section 12(b) or (g) of the Exchange Act and listed for trading on a national stock exchange or approved for trading on Nasdaq. No shares of Common Stock shall be awarded under this Plan more than ten (10) years after the date of its approval by the stockholders of the Company.


     8.   AMENDMENT OF THE PLAN.  The Board may amend this Plan from time to
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time or terminate this Plan at any time, but no such action shall reduce the number of shares of Common Stock awarded to any Eligible Director or adversely change the vesting provisions thereof without the Eligible Director's consent. However, notwithstanding the foregoing, no amendment may (I) materially increase the benefits accruing to Eligible Directors; (ii) materially increase the total number of shares which may be issued under this Plan; or (iii) materially modify the requirements as to eligibility for participation in this Plan, and this Plan may not be amended more frequently than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code"), or the rules thereunder, and no amendment shall be adopted which would result in any Eligible Director losing his status as a "disinterested" administrator under Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3") with respect to any employee benefit plan of the Company or result in this Plan losing its status as a protected plan under Rule 16b-3.


     9. RESTRICTION PERIODS. All of the shares of Common Stock issued pursuant to the Restricted Stock Awards hereunder may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, from the time an Eligible Director becomes a member of the Board of Directors of the Company until the earliest to occur of the following:

     (a) the Eligible Director's death or Disability while serving as a member of the Board;

     (b) failure of the Eligible Director to be reelected to the Board after being duly nominated;

     (c) removal from the Board or failure to be duly nominated for reelection to the Board, in either event, following a Change in Control of the Company;

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     (d)  retirement from the Board; and

     (e) removal from the Board other than for Cause.

     For purposes of this Section 9, the term "Disability" shall mean the inability of an Eligible Director to perform substantially such person's duties and responsibilities for a continuous period of at least six months, as determined solely by the Board of Directors; and the term "Cause" shall mean any act of dishonesty, commission of a felony, significant activities harmful to the reputation of the Company, refusal to perform or substantial disregard of duties properly assigned or significant violation of any statutory or common law duty of loyalty to the Company.

     Additionally "Change of Control" shall be deemed to have occurred upon the acquisition by any individual, corporation, firm or other entity, including the successors, affiliates and associates thereof (within the meanings ascribed to "affiliates" and "associates" in Rule 12b-2 of the General Rules and Regulations under the Exchange Act), other than the Company, any Subsidiary of the Company, and employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding shares of Common Stock for or pursuant to the terms of any such plan, of the beneficial ownership (for purposes of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder), directly or indirectly, of 25% or more of the shares of Common Stock then outstanding without the consent or approval of the Board of Directors.


     10.  GOVERNMENT REGULATIONS.  The Company's obligation to deliver shares
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under of Common Stock awarded under this Plan is subject to the requirements of any governmental authority with jurisdiction over the authorization, issuance or sale of such shares.


     11.  NOTICE.  Any written notice to the Company shall be addressed to the
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President of the Company at the principal offices of the Company and shall become effective only when it is received by the office of such President. Any written notice to a Eligible Director shall be addressed to such Eligible Director at his address as reflected in the records of the Company and shall become effective only when it is received by such Eligible Director.


     12.  UNFUNDED PLAN.  Insofar as it provides for the vesting of awards of
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shares of Common Stock in the future, this Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Eligible Directors who are entitled to Common Stock under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Common Stock the entitlement to which may vest in an Eligible Director under this Plan, and this Plan shall not be construed as providing for such segregation. Neither the Company nor the Board shall be deemed to be a trustee of any Common Stock which has been awarded or the entitlement to which may vest in an Eligible Director under this Plan. Any liability of the Company to a Eligible Director

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with respect to an award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.


     13.  GENERAL PROVISIONS.
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          (a) Governing Law.  The validity, interpretation, construction and
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     effect of this Plan and any rules and regulations relating to this Plan, to the extent not otherwise governed by the Code, the Securities Act or the Exchange Act, shall be governed by the laws of the State of Delaware (without regard to the conflicts of law rules thereof).

          (b) Tax Withholding.  The Company shall have the right to require,
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     prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award.

          (c) Severability.  If any provision of this Plan is or becomes or is
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     deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any option under any law deemed applicable by the Company, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Company, materially altering the intent of this Plan, it shall be deleted and the remainder of this Plan shall remain in full force and effect; provided, however, that, unless otherwise determined by the Company, the provisions shall not be construed or deemed amended or deleted with respect to any Eligible Director whose rights and obligations under this Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Company.

     The undersigned, being the duly elected Secretary of InterCoast Energy Company, does hereby certify that (I) the InterCoast Energy Company Non-Employee Director Restricted Stock Plan was duly approved and adopted by the Board of Directors of InterCoast Energy Company on May 22, 1996, and by the stockholders of InterCoast Energy Company on May 22, 1996.


                                    ----------------------------------------
                                    Secretary of
                                    InterCoast Energy Company

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